SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             APRIL 10, 2001
                             --------------
            Date of Report (date of earliest event reported)


                        MARGATE INDUSTRIES, INC.
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


          DELAWARE               0-13817              84-8963939
----------------------------  ------------     ----------------------
(State or Other Jurisdiction   (Commission          (IRS Employer
    of Incorporation          File Number)     Identification Number)


                           129 N. MAIN STREET
                          YALE, MICHIGAN  48097
                          ---------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (810) 387-4300
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On October 2, 2000, Margate Industries, Inc. (the "Registrant" or "Margate") sent Notices of Default to Wesley Industries, Inc. ("Wesley") and New Haven Foundry, one of Margate's primary customers.

          The Notice of Default and Acceleration sent to Wesley stated that Wesley was in default under the terms of a Seller Note dated March 24, 1998, for failure to pay the quarterly principal payment of $35,000 due on September 1, 2000. As a result of the default, Margate accelerated the maturity of the Seller Note and, accordingly, the remaining balance of $420,000 was due and payable. Interest at a rate of 18% per annum was due from September 1, 2000, with respect to the quarterly principal payment due, and interest at a rate of 18% per annum was due and payable from October 2, 2000 on the entire principal balance of $420,000.

          The Notice of Default sent to New Haven Foundry ("NHF") stated that NHF was in default under the terms of a Cleaning Contract dated March 24, 1998, for the failure to pay the quarterly service fees of $140,000 due on July 1, 2000 and October 1, 2000.

          April 10th and April 12th 2001, Margate received payment from Wesley for all of the past due amounts on the quarterly payments with interest at 18%. Margate also received payments for another note which became past due and all past due accounts receivables over 45 days. The total cash received was approximately $900,000. The cleaning contract was revised with payments beginning April 1, 2002 through January 1, 2005. The cleaning contract was extended one year after

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
          the last payment in 2005 in consideration of restructuring the payments. No default currently exists with Wesley or NHF.


Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements of Business Acquired.  N/A

          (b)  Pro Forma Financial Information.  N/A

          (c)  Exhibits:

               10.4 Forbearance Agreement dated April 10, 2001 between the
                    Registrant, Wesley Industries, Inc. and New Haven
                    Foundry.

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARGATE INDUSTRIES, INC.


Dated: April 25, 2001              By: /s/ William H. Hopton
                                       --------------------------------
                                       William H. Hopton, President









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